                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CANADA, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37810-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: MAY           YEAR: 2002

                                         11/30/01   12/31/01     1/31/02       2/28/02      3/31/02       4/30/02         5/31/02
               MONTH                     Revised    Revised      Revised                    Revised       Revised
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $1,116,391  $1,156,830  $1,059,266   $1,059,266   $ 1,087,139   $  1,076,963   $  1,059,266
INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $  819,067  $  662,161  $  584,521   $  781,134   $   786,914   $    765,999   $    750,049
NET INCOME (LOSS) (MOR-6)               $  154,684  $   15,785  $  (61,844)  $   80,692   $   140,569   $    101,602   $    103,679
PAYMENTS TO INSIDERS (MOR-9)            $       --  $       --  $       --   $       --   $        --   $         --   $         --
PAYMENTS TO PROFESSIONALS (MOR-9)       $       --  $       --  $       --   $       --   $        --   $         --   $         --
TOTAL DISBURSEMENTS (MOR-7)(1)          $1,411,568  $  417,049  $2,043,090   $1,041,816   $   298,056   $  1,479,491   $  1,387,906
(1) Excludes intercompany transfers
  as follows:                           $2,437,386  $  713,016  $  924,751   $       --   $   981,639   $    647,602   $         --

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                              EXP.
      See attachment 2                                DATE
------------------------------
CASUALTY                            YES (x) NO ( )  08-01-02
LIABILITY                           YES (x) NO ( )  07-01-02
VEHICLE                             YES (x) NO ( )  07-01-02
WORKER'S                            YES (x) NO ( )  07-01-02
OTHER                               YES (x) NO ( )  various


ATTORNEY NAME:                      Jeff Spiers
FIRM:                               Andrews & Kurth LLP
ADDRESS:                            600 Travis
ADDRESS:                            Suite 4200
CITY, STATE ZIP:                    Houston, TX 77002
TELEPHONE:                          713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
               -----------------------------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED  /s/ PAUL VANDERHOVEN
                         -------------------------------------------------------
                                         (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -------------------------------------------------------
MOR-1

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER:  01-37810-H4-11


                                                                                                                          PAID
   COVERAGE          POLICY PERIOD   POLICY NO.                      LIMITS                CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2


MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                         6/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 4 of 14
                                                                         6/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED MAY 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     171                $   1,369              $       -                 $     156
        Trade accounts receivable, net              -                   76,214                     85                     2,736
        Other Receivables                           -                      685                      -                     2,695
        Due from affiliates                     1,205                   24,502                 13,777                         -
        Inventories                                 -                   31,798                      -                     8,584
        Prepaid expenses                           33                    3,400                      -                        28
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  137,968                 13,862                    14,199

Property, plant and equipment, net                  -                  120,474                  2,823                     5,930
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,232                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   35,093                      -                     1,233
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 389,770              $  21,917                 $  21,362
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 177                  187,581                  1,433                     6,711
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   38,926                      -                     9,776
        Unsecured debt                        186,538                  262,270                  1,110                    70,426
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,046)                 (58,958)                 4,040                    (8,521)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (1)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,678)                (509,798)                19,374                  (138,576)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,678)                (512,335)                19,374                  (138,576)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 389,770              $  21,917                 $  21,362
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $      58             $       -                 $       -
        Trade accounts receivable, net             -                     2,454                   873                     4,425
        Other Receivables                          -                     4,397                     -                         -
        Due from affiliates                    3,301                    56,857                   966                     8,588
        Inventories                                -                         -                   181                     1,936
        Prepaid expenses                           -                         -                     -                       516
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           3,301                    63,766                 2,020                    15,465

Property, plant and equipment, net                 -                         -                     -                    41,949
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,811                 1,519                         -
Other assets                                   2,570                     3,233                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,871                 $ 362,810             $   3,539                 $  57,414
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 75                    25,211                   962                     2,817
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          624                    11,472                     -                         -
        Unsecured debt                         1,123                   265,052                   170                    62,343
        Other / Intercompany                       -                         -                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 4,020                     1,557
        Retained earnings-Filing Date            779                   (90,594)                 (877)                    1,518
        Retained earnings-Post Filing Date      (382)                    1,121                  (736)                  (10,821)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 397                    (6,077)                2,407                    (7,746)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       397                    (6,077)                2,407                    (7,746)

TOTAL LIABILITIES AND EQUITY                $  5,871                 $ 362,810             $   3,539                 $  57,414
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,754
        Trade accounts receivable, net              -                 86,787
        Other Receivables                           -                  7,777
        Due from affiliates                  (108,901)                   295
        Inventories                                 -                 42,499
        Prepaid expenses                            -                  3,977
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (108,901)               143,089

Property, plant and equipment, net                  -                171,176
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,732
Investments in Subs                          (381,672)                45,453
Other assets                                       (1)                42,993
                                            --------------------------------

TOTAL ASSETS                                $(490,574)             $ 409,443
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (44,901)              180,066
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (10,400)                50,398
        Unsecured debt                       (133,130)               715,902
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,249)              (546,018)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (75,303)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (1)
                                            --------------------------------
                                              (40,250)              (856,947)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,250)              (859,484)

TOTAL LIABILITIES AND EQUITY                $(490,574)            $  409,443
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CANADA, INC.                     CASE NUMBER: 01-37810-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                       ---------------------------------------------------------------------------------------------
                                            Nov-2001      Dec-2001      Jan-2002     Feb-2002    Mar-2002     Apr-2002     May-2002
                                       ---------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $      276   $       420     $     440     $    656   $     326    $     305   $      596
ROYALTY AND REVENUE PAYABLE                       --            --                                                               --
NOTES PAYABLE - INSURANCE                     19,409        19,409        19,409       19,409      19,409       19,409       19,409
TAX PAYABLE:                                      --            --                                                               --
    Federal Payroll Taxes                         --            --                                                               --
    State Payroll & Sales                         --            --                                                               --
    Ad Valorem Taxes                              --            --                                                               --
    Other Taxes                                   21             8            35           13   $      12           24           18
TOTAL TAXES PAYABLE                       $       21    $        8     $      35           13          12    $      24   $       18
SECURED DEBT POST-PETITION                        --            --                                                               --
ACCRUED INTEREST PAYABLE                          --            --                                                               --
*ACCRUED PROFESSIONAL FEES:                       --            --                                                               --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            90           110            130         150         170           50           70
  2.  Lease Operating Expenses/Capital            --            --                                                               --
TOTAL POST-PETITION LIABILITIES (MOR-3)   $   19,796    $   19,946     $   20,014    $ 20,228   $  19,917    $  19,787   $   20,093
====================================================================================================================================


*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH        MAY  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $224,715    $ 214,369    $      98   $       407   $    4,723    $       5,118

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $224,715    $ 214,369    $      98   $       407   $    4,723    $       5,118
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 70,934    $ 70,934     $     --   $     --   $     --   $     --

        31-60           687         687           --         --         --         --

        61-90           458         458           --         --         --         --

        91 +         28,145      28,145           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $100,224    $100,224     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING MAY 31, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
              MONTH                              HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       45,186,158    $          185,170    $        1,769,204
TOTAL COST OF REVENUES                                         --            37,495,451               185,170             1,831,716
GROSS PROFIT                                   $               --    $        7,690,707    $               --    $          (62,512)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           12,965    $        1,075,324    $               --    $          117,882
  Insiders Compensation                                        --                78,911                    --                    --
  Professional Fees                                            --             1,509,681                    --                    --
  Other (Earnings in Joint Venture)                            --                69,703               (69,703)                   --

TOTAL OPERATING EXPENSE                        $           12,965    $        2,733,619    $          (69,703)   $          117,882
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (12,965)   $        4,957,088    $           69,703    $         (180,394)
INTEREST EXPENSE (includes amort of debt fees)               (177)            2,199,007                    --               614,434
DEPRECIATION                                                   --             1,944,379                    --                47,617
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $             (177)   $        4,143,386    $               --    $          662,051
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (12,788)   $          813,702    $           69,703    $         (842,445)
INCOME TAXES                                                   --                    --                18,000                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (12,788)   $          813,702    $           51,703    $         (842,445)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
              MONTH                                INT'L, INC.               INC.          CHEMICALS US, INC.
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,059,266   $          332,686
TOTAL COST OF REVENUES                                          --                54,852              475,900
GROSS PROFIT                                    $           83,333    $        1,004,414   $         (143,214)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $           16,121    $          254,365   $          (80,920)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $           16,121    $          254,365   $          (80,920)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           67,212    $          750,049   $          (62,294)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,575                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,370   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $            6,547    $          103,679   $          (62,294)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $            6,547    $          103,679   $          (62,294)
==============================================================================================================


                                                      STERLING PULP                                 DEBTORS
              MONTH                                   CHEMICALS, INC.       ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------


REVENUES  (MOR-1)                                   $        3,292,539   $         (83,333)    $      51,825,023
TOTAL COST OF REVENUES                                       1,981,822             (83,333)           41,941,578
GROSS PROFIT                                        $        1,310,717   $              --     $       9,883,445
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          625,086   $        (558,861)            1,461,962
  Insiders Compensation                                             --                  --                78,911
  Professional Fees                                                 --                  --             1,509,681
  Other (Earnings in Joint Venture)                                 --                  --                    --


TOTAL OPERATING EXPENSE                             $          625,086   $        (558,861)    $       3,050,554
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          685,631   $         558,861             6,832,891
INTEREST EXPENSE (includes amort of debt fees)                      --             558,861             3,570,365
DEPRECIATION                                                   326,099                  --             2,826,890
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          326,099   $         558,861     $       6,397,255
=================================================================================================================
NET INCOME BEFORE TAXES                             $          359,532   $              --     $         435,636
INCOME TAXES                                                        --                  --                18,000
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          359,532   $              --     $         417,636
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CANADA INC.                      CASE NUMBER: 01-37810-H4-11

   CASH RECEIPTS AND
   DISBURSEMENTS                                     11/30/01       12/31/01       1/31/02         2/28/02
-----------------------------------------------   ------------    ------------   ------------    ------------
1.  CASH-BEGINNING OF MONTH                       $    329,491    $      9,021   $     19,490    $    (45,956)
RECEIPTS:
2.  CASH SALES                                    $         --    $    392,516                   $
3.  COLLECTION OF ACCOUNTS RECEIVABLE                  831,076                      1,978,631         969,180
4.  LOANS & ADVANCES (attach list)
5.  SALE OF ASSETS
6.  OTHER (attach list)                              2,697,409         748,018        923,764         105,019
TOTAL RECEIPTS                                    $  3,528,485    $  1,140,534   $  2,902,395    $  1,074,199
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                              N/A             N/A

DISBURSEMENTS:
7.  NET PAYROLL                                   $         --      $
8.  PAYROLL TAXES PAID
9.  SALES, USE & OTHER TAXES PAID                       46,425          15,790          7,707          35,293
10. SECURED/RENTAL/LEASES                                   --
11. UTILITIES                                                                              --
12. INSURANCE                                                                              --
13. INVENTORY PURCHASES                                                                    --
14. VEHICLE EXPENSES                                                                       --
15. TRAVEL & ENTERTAINMENT                                                                 --
16. REPAIRS, MAINTENANCE & SUPPLIES                                                        --
17. ADMINISTRATIVE & SELLING                           211,897         107,893        143,435           9,970
18. OTHER (attach list)                              3,590,632       1,006,383      2,816,699         996,552

TOTAL DISBURSEMENTS FROM OPERATIONS               $  3,848,954    $  1,130,065   $  2,967,841    $  1,041,816
19. PROFESSIONAL FEES                             $         --
20. U.S. TRUSTEE FEES                                       --
21. OTHER REORGANIZATION EXPENSES (attach list)             --
TOTAL DISBURSEMENTS                               $  3,848,954    $  1,130,065   $  2,967,841    $  1,041,816
22. NET CASH FLOW                                 $   (320,470)   $     10,469   $    (65,446)   $     32,383
23. CASH - END OF MONTH (MOR-2)                   $      9,021    $     19,490   $    (45,956)   $    (13,573)


   CASH RECEIPTS AND                                                                               FILING TO
   DISBURSEMENTS                                    3/31/02          4/30/02        5/31/02          DATE
-----------------------------------------------   ------------    ------------   ------------    ------------
1.  CASH-BEGINNING OF MONTH                       $    (13,573)   $     13,196   $    164,030    $    271,082
RECEIPTS:
2.  CASH SALES                                    $               $         --   $         --    $         --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                  242,792       1,531,316      1,188,084      13,027,473
4.  LOANS & ADVANCES (attach list)                                                                         --
5.  SALE OF ASSETS                                                                                         --
6.  OTHER (attach list)                              1,063,679         746,611         94,069      26,854,884
TOTAL RECEIPTS                                    $  1,306,464    $  2,277,927   $  1,282,153    $ 39,882,357
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                              N/A             N/A            N/A             N/A

DISBURSEMENTS:
7.  NET PAYROLL                                   $               $         --   $         --    $         --
8.  PAYROLL TAXES PAID                                                                                     --
9.  SALES, USE & OTHER TAXES PAID                       13,458          12,292         23,843         234,810
10. SECURED/RENTAL/LEASES                                                                                  --
11. UTILITIES                                                                                              --
12. INSURANCE                                                                                              --
13. INVENTORY PURCHASES                                                                                    --
14. VEHICLE EXPENSES                                                                                       --
15. TRAVEL & ENTERTAINMENT                                                                                 --
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                        --
17. ADMINISTRATIVE & SELLING                           137,451         177,328                        824,094
18. OTHER (attach list)                              1,128,786       1,937,473      1,364,063      39,036,258

TOTAL DISBURSEMENTS FROM OPERATIONS               $  1,279,695    $  2,127,093   $  1,387,906    $ 40,095,162
19. PROFESSIONAL FEES                             $         --    $         --   $         --    $         --
20. U.S. TRUSTEE FEES                                       --              --             --              --
21. OTHER REORGANIZATION EXPENSES (attach list)             --              --             --              --
TOTAL DISBURSEMENTS                               $  1,279,695    $  2,127,093   $  1,387,906    $ 40,095,162
22. NET CASH FLOW                                 $     26,769    $    150,833   $   (105,753)   $   (212,805)
23. CASH - END OF MONTH (MOR-2)                   $     13,196    $    164,030   $     58,277    $     58,277


        MOR-7

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                                                    11/30/01       12/31/01         1/31/02      2/28/02
---------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                                     2               13           19
       401(k) Plan Refund                                                                                  --
       Cobra Insurance Payment                                             23                              --
       Miscellaneous                                                                                       --
       Advance from Parent company - Sterling Chemicals                                                    --      105,000
       Loan Advance from a subsidiary - Sterling NRO                                                       --
       Return of investment from SPCUS                              1,463,216        107,183               --
       Rec'd in error, to be returned in Sep 01 SPC Ltd                                                    --
       cash receipts re Inter company AR                            1,234,170        640,833          923,751
       rec'd in error and to be returned in Nov 01.                                                        --

   TOTAL OTHER RECEIPTS                                            $2,697,409     $  748,018      $   923,764  $   105,019
   18. OTHER DISBURSEMENTS:
       Workover Expense                                                                                    --
       Capital Expenditures                                                                                --
       Interest Payment                                                                                    --
       Pre-petition checks voided in current period                                                        --
       Advance to Parent company - Sterling Chemicals               1,982,808        484,482          119,811
       cash disbursements re Inter company AP                         454,578        228,534          440,050
       CIT revolver cash sweep                                      1,153,246        293,367        1,891,948      996,552
       Capital contribution to SPCUS                                                                  364,890
   TOTAL OTHER DISBURSEMENTS                                       $3,590,632     $1,006,383      $ 2,816,699  $   996,552



   OTHER CASH RECEIPTS AND                                                                                            FILING TO
   DISBURSEMENTS:                                                           3/31/02       4/30/02       5/31/02            DATE
-------------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                  $         33   $         9   $        8    $      1,580
       401(k) Plan Refund                                                                                                    --
       Cobra Insurance Payment                                                                                               --
       Miscellaneous                                                                                      2,061           5,983
       Advance from Parent company - Sterling Chemicals                                     99,000       92,000         296,000
       Loan Advance from a subsidiary - Sterling NRO                                            --                   19,409,155
       Return of investment from SPCUS                                                      88,741                    1,659,140
       Rec'd in error, to be returned in Sep 01 SPC Ltd                                                                      --
       cash receipts re Inter company AR                                   1,063,639       558,861                    5,248,368
       rec'd in error and to be returned in Nov 01.                                                                     234,658

   TOTAL OTHER RECEIPTS                                                 $  1,063,672   $   746,611   $   94,069    $ 26,854,884
   18. OTHER DISBURSEMENTS:
       Workover Expense                                                                                                      --
       Capital Expenditures                                                                                                  --
       Interest Payment                                                                                                      --
       Pre-petition checks voided in current period                                                                          --
       Advance to Parent company - Sterling Chemicals                        949,787       351,178                   26,613,282
       cash disbursements re Inter company AP                                 31,852       296,424                    2,115,059
       CIT revolver cash sweep                                               147,147     1,289,871    1,364,063       9,874,674
       Capital contribution to SPCUS                                                                                    433,243
   TOTAL OTHER DISBURSEMENTS                                            $  1,128,786   $ 1,937,473   $1,364,063    $ 39,036,258


                           MOR-7 ATTACHMENT

CASE NAME:  STERLING CANADA, INC.                 CASE NUMBER:  01-37810-H4-11

                              MONTH OF MAY 2002


                                               Bank One      Chase Manhattan   Chase Manhattan         CIBC
  CASH RECEIPTS AND                            5561841         001-00526970      001-03317054        77-01713
  DISBURSEMENTS                                Lock Box          General           Checking          Checking           Total
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                      215,675            26,870           (91,931)           13,416           164,030
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE            893,963           228,655                --            65,466         1,188,084

  4.  LOANS & ADVANCES (attach list)                                                                                            --

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                               --                --            92,000             2,069            94,069
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                   893,963           228,655            92,000            67,535         1,282,153
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --                --

  8.  PAYROLL TAXES PAID                                                                                                        --

  9.  SALES, USE & OTHER TAXES PAID                                                         --            23,843            23,843

  10. SECURED/RENTAL/LEASES                                                                                                     --

  11. UTILITIES                                                                                                                 --

  12. INSURANCE                                                                                                                 --

  13. INVENTORY PURCHASES                                                                                                       --

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                    --

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                           --

  17. ADMINISTRATIVE & SELLING                                                              --                --                --

  18. OTHER (attach list)                        1,108,638           255,425                --                --         1,364,063
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS            1,108,638           255,425                --            23,843         1,387,906
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --                --

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                            1,108,638           255,425                --            23,843         1,387,906
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                               (214,675)          (26,770)           92,000            43,692          (105,753)

  23. CASH - END OF MONTH (MOR-2)                    1,000               100                69            57,108            58,277

MOR-7

                    *  Applies to Individuals debtor's only.

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

                               MONTH OF MAY 2002

                                                                                       Chase             Chase
                                                                     Bank One        Manhatten         Manhatten
   OTHER CASH RECEIPTS AND                                           5561841        001-00526970      001-03317054
   DISBURSEMENTS:                                                    Lock Box         General           Checking
--------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $         --      $        --        $       --
       401(k) Plan Refund
       Advance from Parent company - Sterling Chemicals                                                    92,000
       Miscellaneous
       Transfer Between Accounts
       Loan Advance from a subsidiary - Sterling NRO                                         --
       Funds belonging to Sterling Pulp Chemicals Ltd.
       Return of investment from SPCUS                                                                         --
       cash receipts re Inter company AR                                                               $       --
       rec'd in error and to be returned in Oct 01.

   TOTAL OTHER RECEIPTS                                           $         --      $        --        $   92,000
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                               --
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals                                                          --
       cash disbursements re Inter company AP                                                                  --
       CIT revolver cash sweep                                       1,108,638          255,425
       Capital contribution to SPCUS
   TOTAL OTHER DISBURSEMENTS                                      $  1,108,638      $   255,425         $      --


                                                                     CIBC
   OTHER CASH RECEIPTS AND                                         77-01713
   DISBURSEMENTS:                                                  Checking                               Total
---------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $         8                         $         8
       401(k) Plan Refund                                                                                      --
       Advance from Parent company - Sterling Chemicals                                                    92,000
       Miscellaneous                                                    2,061                               2,061
       Transfer Between Accounts                                           --                                  --
       Loan Advance from a subsidiary - Sterling NRO                                                           --
       Funds belonging to Sterling Pulp Chemicals Ltd.                                                         --
       Return of investment from SPCUS                                                                         --
       cash receipts re Inter company AR                                                                       --
       rec'd in error and to be returned in Oct 01.                                                            --

   TOTAL OTHER RECEIPTS                                            $    2,069                         $    94,069
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                               --
       Capital Expenditures                                                                                    --
       Interest Payment                                                                                        --
       Pre-petition checks voided in current period                                                            --
       Advance to Parent company - Sterling Chemicals                      --                                  --
       cash disbursements re Inter company AP                              --                                  --
       CIT revolver cash sweep                                                                          1,364,063
       Capital contribution to SPCUS                                                                           --
   TOTAL OTHER DISBURSEMENTS                                       $       --                         $ 1,364,063




                           MOR-7 ATTACHMENT

CASE NAME: Sterling Canada, Inc.                     CASE NUMBER: 01-37810-H4-11


                          CASH ACCOUNT RECONCILIATION
                               MONTH OF MAY 2002

BANK NAME                      Bank One    Chase Manhattan  Chase Manhattan                   CIBC
ACCOUNT NUMBER                  5561841     001-00526970     001-03317054                   77-01713
ACCOUNT TYPE                   Lock Box       General          Checking      Consolidated   Checking        TOTAL
------------                 ------------  ---------------  ---------------  ------------  ----------   ------------
BANK BALANCE                 $      1,000   $        100     $        109     $     1,209   $  57,107   $     58,317
DEPOSIT IN TRANSIT                                                                                 --             --
OUTSTANDING CHECKS                                                    (40)            (40)         --            (40)
ADJUSTED BANK BALANCE        $      1,000   $        100     $         69     $     1,169   $  57,107   $     58,277
BEGINNING CASH - PER BOOKS   $    215,675   $     26,870     $    (91,931)    $   150,614   $  13,415   $    164,030
RECEIPTS                          893,963        228,655           92,000       1,214,618      67,535      1,282,153
TRANSFERS BETWEEN ACCOUNTS                                             --              --          --             --
(WITHDRAWAL)CONTRIBUTION-                                                                                         --
BY INDIVIDUAL DEBTOR MFR-2                                                                                        --
CHECKS/OTHER DISBURSEMENTS     (1,108,638)      (255,425)              --      (1,364,063)    (23,843)  $ (1,387,906)
ENDING CASH - PER BOOKS      $      1,000    $       100     $         69     $     1,169   $  57,107   $     58,277

            MOR-8

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER: 01-37810-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS: NAME/POSITION     Nov-2001    Dec-2001    Jan-2002     Feb-2002  Mar-2002       Apr-2002   May-2002        FILING TO
        /COMP TYPE (2)                                                                                                     DATE
------------------------------------------------------------------------------------------------------------------------------------
1.                             $      --   $      --   $      --    $      --   $      --  $      --    $      --      $   --
2.                                    --          --          --           --          --         --           --          --
3.                                    --          --          --           --          --         --           --          --
4.                                    --          --          --           --          --         --           --          --
5.                                    --          --          --           --          --         --           --          --
6.                                    --          --          --           --          --         --           --          --
7.                                    --          --          --           --          --         --           --          --
8.                                    --          --          --           --          --         --           --          --
9.                                    --          --          --           --          --         --           --          --
TOTAL INSIDERS (MOR-1)         $      --   $      --   $      --    $      --   $      --  $      --    $      --      $   --

      PROFESSIONALS             Nov-2001    Dec-2001    Jan-2002     Feb-2002  Mar-2002     Apr-2002     May-2002      FILING TO
     NAME/ORDER DATE                                                                                                     DATE
--------------------------------------------------------------------------------------------------------------------------------
1.                              $      --   $      --   $      --    $      --   $      --   $    --     $      --      $   --
2.                                     --          --          --           --          --        --            --          --
3.                                     --          --          --           --          --        --            --          --
4.                                     --          --          --           --          --        --            --          --
5.                                     --          --          --           --          --        --            --          --
6.                                     --          --          --           --          --        --            --          --
TOTAL PROFESSIONALS (MOR-1)     $      --   $      --   $      --    $      --   $      --   $    --     $      --      $   --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

              MOR-9